UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 22, 2025

THE CHEESECAKE FACTORY INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	0-20574	51-0340466
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

26901 Malibu Hills Road Calabasas Hills, California	91301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (818) 871-3000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, par value $.01 per share	CAKE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

As disclosed below, on May 22, 2025, the stockholders of The Cheesecake Factory Incorporated (the “Company”) approved the adoption of the Second Amendment to The Cheesecake Factory Incorporated Stock Incentive Plan (the “Stock Plan Amendment”) at the Company’s 2025 annual stockholders’ meeting held on May 22, 2025 (the “Annual Meeting”). The terms of the Stock Plan Amendment are set forth in the proxy statement, dated April 10, 2025, for the Annual Meeting, which was filed with the Securities and Exchange Commission on April 10, 2025. The description of the Stock Plan Amendment in the section of the proxy statement titled “Proposal Three - Approval of the Second Amendment to the Plan” is incorporated herein by reference.

The foregoing description of the Stock Plan Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Stock Plan Amendment, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Results of the 2025 Annual Stockholders’ Meeting

The final results of the vote taken for each proposal presented at the Annual Meeting are as follows:

Proposal 1: Election of Directors.

Name	For	Against	Abstain	Broker Non-Votes
David Overton	35,571,202	1,037,161	116,268	5,620,304
Edie A. Ames	36,363,089	244,401	117,141	5,620,304
Alexander L. Cappello	34,851,046	1,755,084	118,501	5,620,304
Khanh Collins	36,445,672	158,865	120,094	5,620,304
Adam S. Gordon	36,356,343	250,211	118,077	5,620,304
Jerome I. Kransdorf	34,438,617	2,168,463	117,551	5,620,304
Janice L. Meyer	36,522,794	82,719	119,118	5,620,304
David B. Pittaway	35,331,608	1,274,433	118,590	5,620,304

Proposal 2: Ratification of Selection of Independent Registered Public Accounting Firm for Fiscal Year 2025.

For	Against	Abstain	Broker Non-Votes
41,931,273	289,455	124,207	0

Proposal 3: Approval of Second Amendment to The Cheesecake Factory Incorporated Stock Incentive Plan.

For	Against	Abstain	Broker Non-Votes
33,479,930	3,118,098	126,603	5,620,304

Proposal 4: Non-Binding Advisory Vote on Executive Compensation.

For	Against	Abstain	Broker Non-Votes
36,305,080	229,200	190,351	5,620,304

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

10.1	The Cheesecake Factory Incorporated Stock Incentive Plan as amended by the Second Amendment
104.1	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 28, 2025	THE CHEESECAKE FACTORY INCORPORATED

	By:	/s/ Matthew E. Clark
Matthew E. Clark
Executive Vice President and Chief Financial Officer